UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2012

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Lagoon Drive, 4th Floor

Redwood City, California 94065

(650) 598-6000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

As described under Item 5.07 of this Current Report on Form 8-K, on June 5, 2012 the stockholders of Equinix, Inc. (“Equinix”) approved amendments to Equinix’s Amended and Restated Bylaws (the “Bylaws Amendments”) to permit holders of record of at least twenty-five percent (25%) of the voting power of Equinix’s outstanding capital stock to call a special meeting of stockholders. The Bylaws Amendments are described in Equinix’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Amended and Restated Bylaws, as amended by the Bylaws Amendments, are attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Equinix was held on June 5, 2012 for the purpose of considering and voting on:

•	Election of eight directors to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

•	Approval by a non-binding advisory vote of the compensation of Equinix’s named executive officers;

•	Approval of long-term incentive performance terms for certain executives pursuant to Section 162(m) of the Internal Revenue Code; and

•

Approval of an amendment to Equinix’s Amended and Restated Bylaws to permit holders of record of at least twenty-five percent (25%) of the voting power of Equinix’s outstanding capital stock to call a special meeting of stockholders.

At the close of business on April 20, 2012, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 48,075,727 shares of Equinix’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 44,375,946 shares of Equinix’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the directors were reelected and all other proposals submitted to the Equinix stockholders were approved.

The vote with respect to the election of the directors was as follows:

	For	Withheld	Broker Non-Votes
Steven T. Clontz	41,904,286	245,060	2,226,600
Gary F. Hromadko	42,038,269	111,077	2,226,600
Scott G. Kriens	41,947,784	201,562	2,226,600
William K. Luby	42,059,701	89,645	2,226,600
Irving F. Lyons, III	42,059,574	89,772	2,226,600
Christopher B. Paisley	41,903,306	246,040	2,226,600
Stephen M. Smith	41,976,041	173,305	2,226,600
Peter F. Van Camp	39,012,385	3,136,961	2,226,600

With respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2012, there were 44,156,035 votes “For,” 205,124 votes “Against” and 14,787 abstentions.

With respect to the proposal to approve by a non-binding advisory vote the compensation of Equinix’s named executive officers, there were 41,328,911 votes “For,” 359,937 votes “Against,” 460,498 abstentions and 2,226,600 Broker Non Votes.

With respect to the proposal to approve long-term incentive performance terms for certain executives pursuant to Section 162(m) of the Internal Revenue Code, there were 41,773,469 votes “For,” 357,707 votes “Against,” 18,170 abstentions and 2,226,600 Broker Non Votes.

With respect to the proposal to approve an amendment to Equinix’s Amended and Restated Bylaws to permit holders of record of at least twenty-five percent (25%) of the voting power of Equinix’s outstanding capital stock to call a special meeting of stockholders, there were 42,033,054 votes “For,” 101,770 votes “Against,” 14,522 abstentions and 2,226,600 Broker Non Votes.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

3.2	Amended and Restated Bylaws of Equinix, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: June 7, 2012	By:	/s/ Keith Taylor
Keith Taylor Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Equinix, Inc.